Exhibit 99.1

Trans World Corporation Casinos Hotels Nightclubs Entertainment SYMBOL: TWOC March 2009

Forward Looking Statements The presentation herein contains certain forward looking statements forward-and data. For this purpose, any statements and data contained herein that are not historical fact may be deemed to be forward-looking data. Without limiting the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipates ” “estimates ” or “continue” or comparable terminology or the anticipates,” estimates,” negative thereof are intended to identify certain forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, both known and unknown, and actual results may differ materially from any future results expressed or implied by such forwardlooking statements. The company undertakes no obligation to publicly update or revise any forward-looking statements or data whether as a result of new information, future events or otherwise. 2

Business Overview Trans World Corporation (“TWOC” or the “Company”), founded in 1993, is a publicly traded, US corporation with gaming and hotel operations in Europe. TWOC’s management team has lead it to five consecutive years of positive and growing Net Income. TWOC’s casinos operate under the brand name American Chance Casinos (“ACC”) and showcase themes portraying recognizable eras of American history. TWOC is pursuing a strategy of expansion of its ACC division and is currently reviewing additional gaming opportunities in Eastern Europe, where the team has extensive operating experience. To further operation TWOC has complement the gaming operation, established a European-based hotel division. Key management personnel have brought exceptional employee training operational proficiency and structure to the organization 3

Financial Snapshot 40 Revenue - (In Millions) Symbol: OTC BB: TWOC Fiscal Year End: December 31st 10 20 30 Current Price (3/9/09): $2.40 52-Week Range: $1.80 – $5.20 0 2005 2006 2007 2008 Shares Outstanding: 8.86 million Market Cap: $21.3 million 3500 4000 Net Income - (In Thousands) Revenue : $36.4 million EBITDA (operations): $8.1 million 1000 1500 2000 2500 3000 Net Income: $3.7 million EPS: $0.42 0 500 2005 2006 2007 2008 Book Value Per Share: $3.65 4

Four Year Trend of Business Operations Audited 2005 (1) Audited 2006 Audited 2007 Audited 2008 Revenue $23,249 $26,216 $30,491 $36,424 EBITDA – Operations 2 522 5 054 6 399 8 109 (In thousands, except per share data) 2,522 5,054 6,399 8,109 EBITDA - Operations % 10.8% 19.3% 21.0% 22.3% Other expenses: Corporate expenses (2) (1,356) (1,976) (2,049) (2,183) Interest, net (350) (230) (360) (763) Deprec. & Amort. (737) (821) (1,192) (1,428) Income taxes, foreign (84) (31) Net income/(Loss) $79 $2,027 $2,714 $3,704 Shares O/S at 12/31: Basic 5,096 7,841 8,210 8,851 Diluted 5,100 7,876 8,322 8,873 EPS B i $0 02 $0 26 $0 33 $0 42 EPS: Basic 0.02 0.26 0.33 0.42 Diluted $0.02 $0.26 $0.33 $0.42 (1) 2005 EBITDA was reduced due to the pre-opening and launching costs of Route 55, which opened in Dec. 2004. (2) 2005 overhead expenses included an exceptional credit for reclass of an executive retirement reserve ($400K). 5

Location Map: TWOC Operating Units TWOC’s Czech casinos, the hotel and the spa are strategically positioned in border towns. Ceska is located on the Czech-German border and is approximately an Regensburg Germany Germany hour east of Regensburg, Germany. Rozvadov, also on the Czech-German border, is an hour north-east of Nuremberg, Germany. Route 59 is on the Czech-Austrian border near Hatê, Czech Republic less than 45 minutes from Vienna and is connected to Hotel Savannah. Route 55, in Dolni Dvoriste, is on the Czech-Austrian border, 40 minutes north of Linz, Austria. Austria The Grand Casino Lav, a luxury casino and nightclub, which TWOC operates under a management agreement with the Grand Hotel Lav at the five-star Le Méridien Lav Hotel & Spa Resort is Split Croatia Italy Slovenia Croatia located near Split, Croatia. Hotel Savannah, a four-star deluxe hotel is connected to the Route 59 casino in Hatê, Czech Republic. Mediterranean The Spa at Hotel Savannah, a luxury wellness center, is another amenity of the Route 59 and Hotel Savannah complex. 6

Proximity of Prague to other European cities and countries 7

Ceska Kubice Casino Located on the Czech-German border, about one hour east of Regensburg, Germany 1920’s theme with 15 live gaming tables and 72 video slot machines, a bar, a restaurant, and live entertainment Gaming floor of more than 3,700 square feet Generated $6.9 million in revenue in 2007 A four-star, 93 room hotel will be built near the casino 8

Rozvadov Casino Located on the Czech-German border, about one hour north-east of Nuremberg, Germany South Pacific theme offering 7 gaming tables and 24 slot machines, a bar, a full-service restaurant, and live entertainment Gaming floor of approximately 1,800 square feet Generated $2.1 million in revenue in 2007 9

Route 59 Casino Located on the Czech-Austrian border approximately 45 minutes north of Vienna, Austria New Orleans theme with 22 live gaming tables and 102 slot machines, two bars, a restaurant, and live entertainment Renovated and expanded in 2006 Gaming floor of 6,943 square feet Generated $9.5 million in revenue 2007 Construction of a four-star, 77-room hotel and a full-service spa adjacent to the casino was completed in December 2008 10

Route 55 Casino Located on the Czech-Austrian border approximately 40 minutes north of Linz, Austria 1950’s Miami Beach with live gaming tables and slot machines, a VIP gaming area, a bar, a full-service restaurant, and live entertainment 10,710 square foot gaming floor Generated $12.0 million in revenue in 2007 A four-star hotel with 100 rooms will be built adjacent to the casino 11

Grand Casino Lav Located in the five-star Le Méridien Lav Hotel near Split, Croatia on the coast of the Adriatic Sea Casino and Nightclub operations are managed by TWOC 18 live gaming tables, 60 slot machines and a VIP gaming area Full-service restaurant, bar, and nightclub TWOC management fees are based on 3% of total revenue from the casino and nightclub, 10% of EBITDA, and 4% of net EBITDA 12

Hotel Savannah Hotel Savannah, a four-star property, located on the Czech-Austrian border approximately 45 minutes north of Vienna, Austria January 15, 2009. The hotel offers 70 rooms, six luxury suites and one apartment. Each room is tastefully appointed and includes an LCD TV, internet access and other high end amenities high-amenities. Guests can enjoy a restaurant, bar and 8 fully-outfitted conference rooms for fully meetings or seminars as well as for celebrations, banquets and other festivities. 13

The Spa at the Hotel Savannah When it opens in March 2009, The Spa at the Hotel Savannah will feature six treatment rooms, including an herbal bath, two separate relaxation rooms and a gym with state-of-the art exercise equipment. Another highlight of the wellness center will be the large indoor swimming pool with an atrium-style glass ceiling. A sauna and steam bath will also be available for the guest to enjoy. 14

Hotel Division As a complement to its casino gaming operations, TWOC is expanding into the hospitality industry TWOC’s objective is to become a premier owner/operator of small to midsize, four-star boutique hotels in Europe The first step includes the construction of hotels on or near three of the Company’s existing casinos Route 59 - completed, Route 55 and Ceska TWOC will also explore the possibility of acquisitions, conversions, management contracts, and green field development 15

Development Projects Four-star hotel and casino in Budapest, Hungary Large, themed slot room on the Czech border A four-star, 93 room hotel will be constructed near the Ceska Casino, on the German side of the border 50 room expansion of the Hotel Savannah A four-star, 100 room hotel will be built next to the Route Casino 16

Growth Drivers Additional management contracts for luxury casinos, hotels and nightclubs in Eastern Europe Opening of additional casinos in Europe Building of hotels with spas, full-service restaurants, and banquet and conference centers at existing casinos Increased trade and tourism from Western Europe Improved transportation links to the region Strong marketing with branding concepts that appeal to European travelers and gamblers Continued increases in operating efficiency and upgrades to facilities 17

Income Statement (in thousands, except for share data) 2008 2007 REVENUES $ 36,424 $ 30,491 OPERATING EXPENSES: Years Ended December 31, Cost of revenues 19,674 16,668 Depreciation and amortization 1,428 1,192 Selling, general and administrative 10,822 9,477 31,924 27,337 INCOME FROM OPERATIONS 4,500 3,154 OTHER INCOME (EXPENSES): Interest income 54 41 Interest expense (817) (401) Foreign exchange gain (loss) (2) 4 (765) (356) INCOME BEFORE INCOME TAXES 3,735 2,798 Foreign income taxes (31) (84) NET INCOME 3,704 2,714 Other comprehensive income (loss), foreign currency translation adjustments, net of taxes (1,620) 3,623 TOTAL COMPREHENSIVE INCOME $ 2,084 $ 6,337 WEIGHTED AVERAGE COMMON SHARES OUTSTANDING: Basic 8,851,480 8,209,678 , , , , Diluted 8,873,353 8,321,503 EARNINGS PER COMMON SHARE: Basic $ 0.42 $ 0.33 Diluted $ 0.42 $ 0.33 18

Balance Sheet (in thousands, except for share data) ASSETS CURRENT ASSETS: Cash $ 3,676 $ 8,315 Prepaid expenses 886 437 Notes receivable, current portion 225 969 Other current assets 368 247 Total current assets 5,155 9,968 December 31, 2007 December 31, 2008 PROPERTY AND EQUIPMENT, less accumulated depreciation of $7,580 and $6,663, respectively 35,839 23,747 OTHER ASSETS: Goodwill 6,430 6,696 Notes receivable, less current portion 1,160 551 Deposits and other assets 2,073 2,126 Total other assets 9,663 9,373 $ 50,657 $ 43,088 LIABILITIES AND STOCKHOLDERS' EQUITY CURRENT LIABILITIES: Long-term debt, current maturities $ 175 $ - Capital lease, current portion 282 314 Accounts payable 4,043 885 Interest payable 78 78 Czech tax 2 596 3 381 accrual 2,596 3,381 Accrued expenses and other current liabilities 1,461 1,295 Total current liabilities 8,635 5,953 LONG-TERM LIABILITIES: Long-term debt, less current maturities 9,503 6,661 Capital lease, less current portion 64 314 Other long-term liabilities 141 141 Total long-term liabilities 9,708 7,116 COMMITMENTS AND CONTINGENCIES STOCKHOLDERS' EQUITY: Preferred stock, $.001 par value, 4,000,000 shares authorized, none issued Common stock, $.001 par value, 20,000,000 shares authorized, 8,859,140 and 8,840,870 shares, issued and outstanding, respectively 9 9 Additional paid-in capital 51,358 51,147 Accumulated other comprehensive income 8,333 9,953 Accumulated deficit (27,386) (31,090) Total stockholders' equity 32,314 30,019 $ 50,657 $ 43,088 19

Statement of Cash Flow (in thousands) 2008 CASH FLOWS FROM OPERATING ACTIVITIES: Net income $ 3,704 $ 2,714 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 1,428 1,192 Stock-based compensation expense 149 144 Stock issued for services 36 2007 Deferred compensation to be paid as stock 28 Loss from sale of assets (113) Changes in operating assets and liabilities: Prepaid expenses and other current assets (14) (286) Deposits and other assets (632) 1,183 Accounts receivable (633) Accounts payable 501 (1,144) Interest payable 5 Czech tax (718) (402) accrual Accrued expenses and other current liabilities 227 (270) NET CASH PROVIDED BY OPERATING ACTIVITIES 4,596 2,503 CASH FLOWS FROM INVESTING ACTIVITIES: Renovation and purchases of property and equipment (436) (3,547) Repayment on notes receivable 177 Investment into Hotel Savannah construction (12,427) Proceeds from sale of assets 187 NET CASH USED IN INVESTING (12,499) (3,547) ACTIVITIES CASH FLOWS FROM FINANCING ACTIVITIES: Proceeds from credit line 17,543 5,111 Proceeds from private placement 3,500 Payments of long-term debt (14,034) (2,172) Payments of financing costs (303) Payments of issuance costs (8) (216) Proceeds from warrants exercise 6 NET CASH PROVIDED BY FINANCING ACTIVITIES 3 507 5 920 3,507 5,920 EFFECT OF EXCHANGE RATE CHANGES ON CASH (243) 173 NET INCREASE (DECREASE) IN CASH (4,639) 5,049 CASH: Beginning of year 8,315 3,266 $ 3 676 $ 8 315 End of year 3,676 8,315 SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION: Cash paid during the year for interest $ 814 $ 390 SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING ACTIVITIES: Property and equipment acquired via accounts payable $ 3,008 $ - 20

Industry Comparables Company Share Price Common Shares Market Cap EV Sales EBITDA Net Income All Financial Data as of March 9, 2009 Trans World Corp. (TWOC) $2.40 8.86M $21.3M $32.8M $36.4M * $5.9M * $3.7M * Century Casinos (CNTY) $1.44 23.88M $34.4M $76.9M $8 7.6M (TTM) $16.4M (TTM) ($12.4M) (TTM) Nevada Gold & Casino (UWN) $0.70 12.94M $9.1M $20.4M $6.0M (TTM) ($4.7M) (TTM) $21.3M** (TTM) Isle of Capri Casino (ISLE) $3.12 31.77M $99.1M $1.5B $1.1B (TTM) $185.6M (TTM) ($82.3M) (TTM) When reviewing these comparables, note that TWOC has higher profitability due to less debt and higher capacity utilization. * Based on Actual Financial Data as per the March 3, 2009 Year End Press Release **Non-Operating Income of $40.9M from sale of IC-BH & American Racing 21

Management Bios Rami Ramadan, President and CEO: Over 25 years of corporate and property-level experience in hotel administration, finance, internal control, and accounting for several high profile, prestigious companies, among them: Ian Schrager Hotels, Hyatt Hotels Corporation, Euro Disney, and Le Méridien Hotels in Paris, New York and San Francisco. Mr. Ramadan also has an extensive background in hotel development, marketing, and property launching. His responsibilities have encompassed groups of properties with annual sales ranging from $195 million to $570 million. He has been instrumental in several important transactions, including: the acquisition of Donald Trump’s ownership stake in the Grand Hyatt New York by the Hyatt Corporation, the re-financing analysis for Euro Disney Resorts, and the sale of Le Méridien Hotel in San Francisco for $140 million. In 1999, Mr. Ramadan joined TWOC with the goal of firmly establishing the company as a premier operator of boutique casinos and hotels and preparing it for growth in the international market. To this end, he was able to implement a plan of reorganization that brought the company to profitability within three years of taking the helm helm. Mr. Thomas Mähder, Managing Director of Operations: Over 25 years of experience in the hospitality industry. Mr. Mähder has spent his career working in all aspects of the hotel industry. Immediately prior to joining TWOC, Mr. Mähder was the General Manager of the Fortuna Hotel/CPI Hotel group and managed six properties in Prague. He has also previously been responsible for the development, construction and launch of several hotels. Since joining TWOC, Mr. Mähder has been instrumental in preparing and opening TWOC’s first hotel which includes a high-end restaurant full-service spa and conference and full banquet facilities. 22

Management Bios Paul Benkley, Corporate Development Director: Over 20 years of experience in management of the Finance/Accounting functions of public and private firms within the hotel and casino industries, including executive positions with Hyatt Hotels Corporation and tenures with Euro Disney and Le Méridien Hotels. Mr. Benkley was hired in December 1999 and was charged with restructuring the company’s financial reporting, including design, implementation and enhancement of SEC reporting Mr Benkley’s shifted to development and as the Corporate reporting. Mr. Benkley s focus then development, Development Director, he is responsible for the Company’s expansion plan including identifying quality projects with the highest potential returns for the Company. Dieter Bettschar, Regional Director of Casino Operations: Over 20 years of management-level experience in the casino industry in Austria, Switzerland and the Czech Republic. Mr. Bettschar was hired in 2006 to oversee the operations, including supervision of live games, slot machines, security, food and beverage operations, and personnel at all of the Company’s casinos. Mr. Bettschar’s current focus is to enhance and update the casino experience including bringing state-of-the-art gaming equipment to each casino to the benefit of the clientele and the Company overall. 23

Investment Highlights Five consecutive years of positive Net Income $36.4 million in annual revenue for 2008 Net income of $3.7 million or $0.42 per share for 2008 $3.7 million in cash, or $0.41 per share $3.65 book value per share at December 31, 2008 2008 gaming revenues increased 21% year over year Overall, casino traffic has increased 6.3% in live game and 12.6% in slot attendance year over year Highly experienced hotel and casino management team Strong business relationships in Eastern Europe 24

Contact Us Corporate Headquarters Trans World Corporation (OTC BB: TWOC) Rami Ramadan, CEO Phone: 212‐983‐3355 545 Fifth Avenue, Suite 940 E‐mail: E rramadan@transwc.com New York, NY 10017 Investor Contact Alliance Advisors, LLC Alan Sheinwald, President Thomas Walsh, Senior Vice President Phone: 914.669.0222 Phone: 212.398.3486 Email: asheinwald@allianceadvisors.net Email: twalsh@allianceadvisors.net 25